UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2015  (June 16, 2015)

Union  Pacific  Corporation

(Exact name of registrant as specified in its charter)

Utah	1-6075	13-2626465
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1400 Douglas Street, Omaha, Nebraska	68179
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (402) 544-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 16, 2015, Union Pacific Corporation (the “Company”) entered into an Underwriting Agreement for the sale of $400,000,000 in aggregate principal amount of its 2.250% Notes due 2020 (the “2020 Notes”) and $300,000,000 in aggregate principal amount of its 3.250% Notes due 2025 (with the 2020 Notes, the “Notes”).  The Company registered the offering of the Notes under the Securities Act of 1933, as amended, pursuant to its shelf registration on Form S-3 (File No. 333-201958).  The Notes are issuable pursuant to an Indenture, dated as of April 1, 1999 (herein called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York Mellon (formerly known as The Bank of New York), as successor to JPMorgan Chase Bank, N.A. (formerly The Chase Manhattan Bank), as Trustee.

Attached as Exhibit 1.1 is the Underwriting Agreement (including the Terms Agreement), dated June 16, 2015, between the Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, pursuant to which the Company has agreed to sell, and the underwriters have agreed to purchase, subject to the terms and conditions contained therein, the Notes.  Also attached as Exhibit 5.1 is an opinion of James J. Theisen, Jr., Associate General Counsel to the Company, regarding certain aspects of the legality of the Notes.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

1.1.

Underwriting Agreement (including Terms Agreement), dated June 16, 2015, between the Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as Representatives of the several underwriters named therein.

4.1.Form of 2.250% Note due 2020.

4.2.Form of 3.250% Note due 2025.

5.1.Opinion of James J. Theisen, Jr., Associate General Counsel to the Company regarding certain aspects of the legality of the Notes.

23.1.Consent of James J. Theisen, Jr. (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 19, 2015

UNION PACIFIC CORPORATION

By:	/s/ James J. Theisen, Jr.
James J. Theisen, Jr.
Associate General Counsel

Exhibit Index

1.1.

Underwriting Agreement (including Terms Agreement), dated June 16, 2015, between the Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as Representatives of the several underwriters named therein.

4.1.Form of 2.250% Note due 2020.

4.2.Form of 3.250% Note due 2025.

5.1.Opinion of James J. Theisen, Jr., Associate General Counsel to the Company regarding certain aspects of the legality of the Notes.

23.1.Consent of James J. Theisen, Jr. (included as part of Exhibit 5.1).